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                         [PRICEWATERHOUSECOOPERS LOGO]

                                                                   Exhibit 10.36


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-07552) of Novel Denim Holdings Limited of our report dated September 30, 2004, appearing on page F-2 of this Form 20-F.


/s/ PricewaterhouseCoopers


PricewaterhouseCoopers
Certified Public Accountants


Hong Kong
September 30, 2004